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                                                                      EXHIBIT 32


                    CERTIFICATION OF CEO AND CFO PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Discovery Investments, Inc. (the "Company") on Form 10-QSB for the quarter ending September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Chong Liang Pu, as Chief Executive Officer of the Company, and Ren Cai Ding, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge, respectively, that:

(1) The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



November 22, 2004                          By:      /s/ Chong Liang Pu
                                              ----------------------------------
                                                    Chong Liang Pu
                                                    Chief Executive Officer

November 22, 2004                          By:      /S/ Ren Cai Ding
                                              ----------------------------------
                                                    Ren Cai Ding
                                                    Chief Financial Officer